Exhibit 99.1

Forward Looking Statements
During the course of this presentation, management may make projections and forward-looking statements regarding events or the future financial performance of Omni Financial Services, Inc. We wish to caution you that these forward-looking statements involve certain risks and uncertainties, including a variety of factors that may cause Omni's actual results to differ materially from the anticipated results expressed in these forward-looking statements.
Investors are cautioned not to place undue reliance on these forward-looking statements and are advised to review the risk factors that may affect Omni's operating results in documents filed by Omni Financial Services, Inc. with the
Securities and Exchange Commission. Omni Financial Services, Inc. assumes no duty to update the forward-looking statements made in this presentation.

Results – An Uncommonly High Performer
Omni is one of only 2
publicly traded banks that
meets these size, growth,
performance and asset
quality metrics
(1)
5 Year EPS CAGR > 40%
(FY2001 - FY2006)
Average ROAE > 13%
(FY2003 –
FY2006)
Average NCOs / Avg. Loans < 0.20%
(FY2003 –
FY2006)
5 Year Net Loan CAGR > 25%
(FY2001 –
FY2006)
Assets < $1 Billion
All Publicly Traded
Banks (excludes announced
acquisition targets)
Note: Omni’s financial results for FY 2001-2005 have been tax-effected.  FY 2006 excludes the tax credit resulting from the Company’s conversion to a C-Corporation.
(1) Based on all publicly-traded banks that have reported FY2006 earnings.
Source:  SNL Financial
14
(Omni = 13.7%)
45
(Omni = 0.17%)
54
(Omni = 49.1%)
756
1,062
2
(Omni = 45.9%)

IPO Overview
Closing Date: October 4, 2006
Ticker Symbol / Exchange: OFSI / NASDAQ
Total Shares Sold
(including 15% Overallotment):
3,852,500
Initial Price: $9.50
Net Proceeds: $33 million
Use of Proceeds: - Support internal growth
- Acquisitions of banks in
attractive, growth markets
- Development of new products
and services
December 31, 2006 Market Capitalization $118 million

$0
$100
$200
$300
$400
$500
$600
$700
$800
2000 2001 2002 2003 2004 2005 2006 2007
Omni - A History of Executing on Opportunities
March 2000:
Completed acquisition
of United National
Bank, a troubled,
minority-owned bank
in Fayetteville, NC
March 2001:
Formed Omni
Community
Development
Corporation
July 2005:
Acquired Georgia
Community Bank, a
three year-old
troubled financial
institution in Dalton,
GA
December
2002:
Established
Omni
Capital, a
small
business
lending and
commercial
leasing
division
December
2004:  Opened
Chicago LPO
June 2004:
Acquired
Florida
banking
charter and
opened a
branch in
Tampa
June 2005:
Chicago LPO
converted into full-
service branch
1992: Commenced operations as a private redevelopment lender in Atlanta
1992 - 2000: Developed and implemented proprietary community redevelopment lending model
October
2006: IPO,
$33million
capital
infusion
April 2007:
Opened
Dallas LPO
November
2006:
Opened
Philadelphia
LPO

Illinois
Asset Size - $38.9 million
2006 Growth - 250+%
Pennsylvania
Asset Size - $421,000
Opened 11/1/06
North Carolina
Asset Size - $70.3 million
2006 Growth - 11%
Georgia
Asset Size - $565.4 million
2006 Growth - 42%
Alabama
Asset Size - $9.0 million
2006 Growth - 147%
Florida
Asset Size - $18.8 million
2006 Growth - 232%
Texas
Opens April, 2007

★ - **Headquarters**

- Atlanta, GA (Corporate Offices and Full Service Banking Office)

■ - **Full Service Banking Offices**

- Dalton, GA
- Tampa, FL
- Chicago, IL
- Fayetteville, NC (2 existing locations, 1 opening April 2007)
- High Point, NC
- Parkton, NC

● - **Loan Production Offices**

- Birmingham, AL
- Dalton, GA
- Charlotte, NC
- Philadelphia, PA
- Dallas, TX (opening April 2007)

Omni - Our Company Today
Headquartered in Atlanta, GA
–
14 offices nationwide
Superior balance sheet growth…
–
$703 million in total assets
(1)
–
48.5% assets CAGR
(2)
…coupled with strong returns
–
45.9% EPS growth CAGR
(3)
…and disciplined credit culture
…with exciting growth opportunities
(1) As of December 31, 2006
(2) For the five years ended December 31, 2006
(3) For the five years ended December 31, 2006

Our Business Lines
1) Redevelopment Lending Group
–
Omni Community Development Corporation (CRA = Outstanding)
2) Commercial Lending: Real Estate, C&I
3) Leasing Division
–
Factoring
4) Warehouse Lending
5) Retail
–
Consumer
–
Mortgages

Core Competencies
1) EPS Growth 45.9% CAGR
(1)
–
Driven by loan growth = 49.1% CAGR
(2)
2) Return on Average Equity 12.59%
(3)
3) Diversity
–
Employees, producers, managers
–
Markets
–
Business
lines
4) Entrepreneurial Environment
–
Fostered through management style & infrastructure
–
Employee ownership position
5) Risk Management
–
Aggressive credit culture
–
Credit risk managers NCOs/ Avg. loans = 0.17%
(3)
(1) For the five years ended December 31, 2006
(2) For the five years ended December 31, 2006
(3) As of or for the year ended December 31, 2006

❑Executive Officer and Director Ownership: 52% [1]

Our Executive Officers
Joined Share
Officer Age Title Omni
Ownership
(2)
Stephen Klein 53 Founder, Chairman and Chief Executive Officer 1992 3,464,200
Irwin Berman 47 President and Chief Operating Officer 2000 358,139
Connie Perrine 45 EVP - Chief Financial Officer 2006 5,525
Jeffrey Levine 65 Founder, EVP - Chief Redevelopment Lending Officer 1992 1,281,187
Charles Barnwell 49 EVP - Chief Lending Officer 2000 263,544
Terry Lawson 57 EVP - Chief Credit Officer 2003 88,000
Chaz Lazarian 42 SVP - Senior Commercial Lender 2000 688,600
(1) As of December 31, 2006
(2) Based on beneficial ownership including vested options as of
December 31, 2006.

$68.4
$103.6
$153.4
$222.6
$322.8
$494.8
$0.0
$50.0
$100.0
$150.0
$200.0
$250.0
$300.0
$350.0
$400.0
$450.0
$500.0
2001 2002 2003 2004 2005 2006
Net Loans ($ in millions)
$105.0
$144.5
$212.3
$317.7
$477.0
$702.8
$0.0
$100.0
$200.0
$300.0
$400.0
$500.0
$600.0
$700.0
$800.0
2001 2002 2003 2004 2005 2006
Total Assets ($ in millions)
Results - Balance Sheet Growth
Unique Business Model and Attractive Markets have Yielded Impressive Growth
53% 2006 net loan growth
CAGR: 49.1%
(1)
CAGR: 48.5%
(1)
(1) 5 year CAGR measured through December 31, 2006

$0.10 $0.11
$0.23
$0.50
$0.51
$0.66
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
$0.70
2001 2002 2003 2004 2005 2006
Fully Diluted Earnings Per Share
$476 $536
$1,500
$3,295
$3,385
$5,615
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
$4,500
2001 2002 2003 2004 2005 2006
Net Income ($ in thousands)
Results - Profitability
Growth in Net Income and Diluted EPS
(1)(2)
is Our Primary Focus
65.9% 2006 net income growth
(3)
29.4% 2006 diluted EPS growth
(3)
5-Year CAGR:
79.9%
5-Year CAGR:
45.9%
(1) Net Income and Fully Diluted EPS presented on a pro forma tax equivalent basis
(2) FY 2004 was affected by an effective tax rate of 8.3% resulting from the contribution of a long-term capital asset to a local government
(3) Versus the year ended December 31, 2005

Results - Profitability
Future Efficiency Gains will Enhance Profitability
Significant infrastructure investment to support current operations
New corporate headquarters in Atlanta during 2005
179 current employees vs 64 in 2001
14 offices vs 5 in 2001
90.1%
89.1%
76.7%
67.5%
70.5%
62.7%
0.00%
20.00%
40.00%
60.00%
80.00%
100.00%
2001 2002 2003 2004 2005 2006
Efficiency Ratio

Results - Profitability
Impressive Margin Driving Profitability
Diversification of loan portfolio has contributed to reduced margin
Meaningful upside with expansion of retail deposit franchise
8.56%
4.77%
4.72%
5.20%
6.49%
5.87%
44.0%
32.7%
27.5%
19.0%
19.2%
26.3%
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
2001 2002 2003 2004 2005 2006
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
Net Interest Margin Redevelopment Loans / Total Loans

Results - Profitability
Margin Driven by Loan Spreads
(1)
, Funding Costs Less Relevant
9.71% weighted average gross loan yield
(2)
(1) Loan spreads defined as yield on loans less cost of brokered time deposits
(2) For the four years ended December 31, 2006
5.48%
5.73%
10.50%
9.39%
8.68%
9.67%
3.63%
3.20%
3.66%
4.61%
6.04%
5.89%
2.00%
4.00%
6.00%
8.00%
10.00%
12.00%
2003 2004 2005 YTD'06
Loan yields Cost of brokered time deposits Loan spreads

Results - Stringent Credit Administration
Vital Aspect of Omni's Culture
Problem loan workout experience
–
Acquired NPAs: United National
Bank, Georgia Community Bank
Dedicated legal staff
NPLs / Gross Loans
2.09%
2.08%
0.94%
0.79%
1.52%
1.03%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
2001 2002 2003 2004 2005 2006
0.08%
0.22%
0.18%
0.10%
0.23%
0.17%
0.00%
0.25%
0.50%
0.75%
1.00%
2001 2002 2003 2004 2005 2006
NCOs/ Average Loans

Execute on Opportunities
Unlimited Organic Growth Potential
–
Current markets, new markets
–
Business lines: insurance, brokerage, wealth management, trust
High Performing, Earnings Machine
–
Focused on exceptional EPS growth
Community Development Corporation
–
Minimal capital needs, unique returns
Retail Deposits Gathering
–
Future expansion of already significant NIM
Acquisitions
–
Public currency of high performing partner
–
Disciplined approach